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                                                                   Exhibit 23(a)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement our reports dated July 1, 1996 included in Snyder Communications, Inc.'s registration statement on Form S-1 (Registration No. 333-7495) filed on September 23, 1996 and to all references to our Firm included in this registration statement.



                                                /s/ ARTHUR ANDERSEN LLP
                                                -----------------------------
                                                    Arthur Andersen LLP


Washington, D.C.
 September 30, 1996